UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 20, 2002

                      AMERICAN WATER WORKS COMPANY, INC.
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              (Exact name of registrant specified in its charter)

           Delaware                     0001-03437              51-0063696
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(State or other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)

1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ                    08043
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   (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: (856) 346-8200

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ITEM 9.  REGULATION FD DISCLOSURE.

     American Water Works Company, Inc. is furnishing herewith a copy of an employee communication relating to its proposed merger with a subsidiary of RWE. This information is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMERICAN WATER WORKS COMPANY, INC.


                          By: /s/ W. Timothy Pohl
                              ---------------------------------------
                              Name:   W. Timothy Pohl
                              Title:  General Counsel and Secretary


Date:  June 20, 2002



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                                 EXHIBIT INDEX

Exhibit No.       Description

99.1              RWE Acquisition Update #23 dated June 20, 2002.